FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
LETTER OF CREDIT REIMBURSEMENT AND PLEDGE AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LETTER OF CREDIT REIMBURSEMENT AND PLEDGE AGREEMENT, dated as of June 9, 2006 (this “Amendment”), amends the Second Amended and Restated Letter of Credit Reimbursement and Pledge Agreement, dated as of August 4, 2005 (the “Credit Agreement”), among MONTPELIER REINSURANCE LTD., MONTPELIER RE HOLDINGS LTD., the various financial institutions parties thereto (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.
     WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
     SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:
     1.1 Section 1. § 1 of the Credit Agreement is amended as follows:
          (a) The definition of “Subsidiary” is amended by inserting the following at the end thereof: “; provided, however, that Blue Ocean Re Holdings Ltd. will not be considered a Subsidiary”.
          (b) the following definition is added in the proper alphabetical order:
          “Hybrid Securities” means any securities directly or indirectly issued by the Parent or any trust or other entity formed by the Parent that are treated as hybrid capital by S&P, including, without limitation, the $100,000,000 trust preferred securities issued January 6, 2006.
     1.2 Section 7. § 7 of the Credit Agreement is amended by inserting the following at the end thereof:
     “7.7 Investments in Blue Ocean Entities. The Parent will not, and will not permit any of its Subsidiaries to, (i) incur Contingent Liabilities or otherwise provide credit support (including granting a Lien on any of its assets) for the Debt of Blue Ocean Re Holdings Ltd. or any of its Subsidiaries at any time or (ii) during the existence or continuation of any Default or Event of Default make any loans to purchase or redeem any Capital Stock of or otherwise make any investment in Blue Ocean Re Holdings Ltd. or any of its Subsidiaries.”

     1.3 Section 8. § 8.1 of the Credit Agreement is amended by inserting the following at the end thereof:
     “For purposes of determining the Leverage Ratio, Hybrid Securities will be accorded the same capital treatment as given to such Hybrid Securities by S&P; provided that the maximum amount of Hybrid Securities eligible for equity treatment in determining the Leverage Ratio (regardless of the treatment by S&P) can not exceed 15% of total capital.”
     1.4 Section 11. Section 11.1 of the Credit Agreement is amended by inserting the following new subparagraph (p) at the end thereof:
     (p) any representation, warranty, certification or statement of fact made or deemed made or on behalf of either Borrower herein, in any other Loan Document or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made;
     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrowers and the Lenders.
     2.1 Receipt of Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Required Lenders.
     2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrowers shall be true and correct (and each Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):
          (a) the representations and warranties set forth in Article 5 of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) provided, however that for purposes of Section 5.4, the Balance Sheet Date shall be December 31, 2005; and
          (b) no Event of Default or Default shall have then occurred and be continuing.
     SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
     3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower of this Amendment are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not

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          (a) contravene such Borrower’s Organization Documents;
          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Borrower; or
          (c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s properties.
     3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by such Borrower of this Amendment.
     3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms.
     SECTION 4. MISCELLANEOUS.
     4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.
     4.2 Payment of Costs and Expenses. The Borrowers, jointly and severally, agree to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.
     4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
     4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
     4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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     4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Amended and Restated Letter Of Credit Reimbursement and Pledge Agreement as of the date first set forth above.

MONTPELIER REINSURANCE LTD.

By:	/s/ WILLIAM POLLETT
Name:	William Pollett
Title:	Treasurer and Senior Vice President

MONTPELIER RE HOLDINGS LTD.

By:	/s/ WILLIAM POLLETT
Name:	William Pollett
Title:	Treasurer and Senior Vice President

BANK OF AMERICA, N.A., individually as Administrative Agent, Fronting Bank, LC Administrator and Lender

By:	/s/ TIMOTHY CASSIDY
Name:	Timothy Cassidy
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ SREECARAN GANESAN

Name:	Sreecaran Ganesan

Title:	Vice President

CREDIT SUISSE, Cayman Islands Branch

By:	/s/ JAY CHALL
Name:	Jay Chall
Title:	Director

By:	/s/ JAMES NEIRA
Name:	James Neira
Title:	Associate

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ DANIEL G. SERRAO

Name:	Daniel G. Serrao

Title:	Senior Vice President

ING BANK N.V., LONDON BRANCH

By:	/s/ M. SHARMAN
Name:	M. Sharman
Title:	Managing Director

By:	/s/ N. MARCHANT
Name:	N. Marchant
Title:	Director

ROYAL BANK OF SCOTLAND PLC, by Greenwich Capital Markets, Inc., as agent

By:	/s/ GEORGE URBAN
Name:	George Urban
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ JOAN ANDERSON
Name:	Joan Anderson
Title:	Director

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